United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 5, 2025

Date of Report (Date of earliest event reported)

AIMEI HEALTH TECHNOLOGY CO., LTD

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41880	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 East 53rd Street, Suite 3001 New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

86-13758131392

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	AFJK	The Nasdaq Stock Market LLC
Rights, exchangeable into one-fifth of one Ordinary Share	AFJKR	The Nasdaq Stock Market LLC
Units, each consisting of one Ordinary Share and one Right	AFJKU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Trust Agreement Amendment

As approved by its shareholders at the Extraordinary General Meeting (defined below), Aimei Health Technology Co., Ltd (the “Company”) entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated December 1, 2023 (the “Trust Agreement”), with Continental Stock Transfer & Trust Company, as trustee (“Trustee”). Pursuant to the Trust Agreement Amendment, the amount of funds to be deposited into the trust account managed by the Trustee (the “Trust Account”) in connection with extending the timeframe within which the Company must consummate its initial business combination (“Extension”), is adjusted from $0.033 per each share sold in its IPO (the “Public Share”) (for each monthly extension) to an amount equal to $150,000 for all outstanding Public Shares (for each monthly extension).

The Trust Agreement Amendment is filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Promissory Note

The Company issued, on February 6, 2025, an unsecured promissory note in the total principal amount of $150,000 (the “Promissory Note”) to Aimei Investment Ltd, a Cayman Islands exempted company (the “Sponsor”) and United Hydrogen Group Inc., an exempted company with limited liability incorporated in the Cayman Islands (“United Hydrogen,” and together with the Sponsor, the “Payees”). The amount was equally divided between the Payees, with each contributing $75,000, to fund the Extension Payment (as defined below). The Promissory Note does not bear interest and the principal thereunder becomes due and payable upon the date on which the Company consummates a business combination with United Hydrogen (the “Business Combination”). The Payees have the right, but not the obligation, to convert the Promissory Note, in whole or in part, into private units of the Company, at a price of $10.00 per unit, each consisting of one ordinary share and one right to receive one-fifth (1/5) of one ordinary share of the Company, immediately prior to the consummation of the Business Combination, by providing the Company with written notices of their intention to convert the Promissory Note at least two business days prior to the closing of the Business Combination.

The foregoing description of the Promissory Note is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 10.2 hereto and which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure regarding the Promissory Note contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this item to the extent required.

Item 3.03. Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the results of the Adjourned Meeting (defined below), Article 35.2 of the Amended and Restated Articles of Association of the Company, as in effect immediately prior to the Adjourned Meeting, was amended to insert the words “, or, if such trust agreement has been amended, in that trust agreement, as amended from time to time, in accordance with its terms” after the words “and referred to in the Registration Statement” in that Article. In accordance with Cayman Islands law, the Company will forward a copy of the special resolution approving the Article Amendment Proposal to the Cayman Islands Registrar of Companies (in the form attached as Exhibit 3.1). Such exhibit is incorporated by reference into this Item 5.03. The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this to the extent required herein.

Under Cayman Islands law, the amendment to the Articles took effect upon approval of the Article Amendment Proposal on February 6, 2025.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously reported in a Current Report on Form 8-K filed on February 4, 2025, the Company held its previously announced extraordinary general meeting of shareholders of the Company (the “Extraordinary General Meeting”). On such date, the Company adjourned the Extraordinary General Meeting to February 5, 2025, at 4:00 p.m. Eastern Time with approval from its board of directors, as it did not achieve a quorum and therefore was unable to transact business at the meeting.

On February 5, 2025, the Company held its previous adjourned Extraordinary General Meeting (the “Adjourned Meeting”). At the Adjourned Meeting, the Company’s shareholders voted on the proposals listed below, which were described in the Company’s definitive proxy statement for the Extraordinary General Meeting, filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 21, 2025, which was later supplemented by the additional proxy materials dated January 30, 2025.

Proposal 1 - Article Amendment Proposal

The holders of the outstanding ordinary shares of the Company in attendance (represented in person or by proxy) and entitled to vote at the Extraordinary General Meeting approved, as a special resolution, the proposal to amend Article 35.2 of the Amended and Restated Articles of Association of the Company currently in effect (the “Articles”), to insert the words “, or, if such trust agreement has been amended, in that trust agreement, as amended from time to time, in accordance with its terms” after the words “and referred to in the Registration Statement” in that Article. The following is a tabulation of the voting results:

Ordinary shares:

	Votes For	Votes Against	Abstentions
Number of outstanding ordinary shares voted:	5,289,042	272,816	0
Percentage of outstanding ordinary shares:	58.60%	3.02%	-

Proposal 2 - Trust Agreement Amendment Proposal

The holders of the outstanding ordinary shares of the Company in attendance (represented in person or by proxy) and entitled to vote at the Extraordinary General Meeting approved the proposal to amend the Investment Management Trust Agreement dated December 1, 2023, entered into by and between Continental Stock Transfer & Trust Company, as trustee, and the Company, to adjust the amount of funds to be deposited into the Trust Account in connection with extending the timeframe within which the Company must consummate its initial business combination, from $0.033 per Public Share (for each monthly extension) to an amount equal to $150,000 for all outstanding Public Shares (for each monthly extension). The following is a tabulation of the voting results:

Ordinary shares:

	Votes For	Votes Against	Abstentions
Number of outstanding ordinary shares voted:	5,289,042	272,816	0
Percentage of outstanding ordinary shares:	58.60%	3.02%	-

Proposal 3 - Auditor Appointment Proposal

The holders of the outstanding ordinary shares of the Company in attendance (represented in person or by proxy) and entitled to vote at the Extraordinary General Meeting approved the engagement of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2023 and the engagement of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2024. The following is a tabulation of the voting results:

Ordinary shares:

	Votes For	Votes Against	Abstentions
Number of outstanding ordinary shares voted:	5,289,042	272,816	0
Percentage of outstanding ordinary shares:	58.60%	3.02%	-

Proposal 4 - Adjournment Proposal

The holders of the outstanding ordinary shares of the Company in attendance (represented in person or by proxy) and entitled to vote at the Extraordinary General Meeting approved the proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Article Amendment Proposal, the Trust Agreement Amendment Proposal, or the Auditor Appointment Proposal, to be determined by the chairman of the Extraordinary General Meeting. The following is a tabulation of the voting results:

Ordinary shares:

	Votes For	Votes Against	Abstentions
Number of outstanding ordinary shares voted:	5,289,074	272,784	0
Percentage of outstanding ordinary shares:	58.60%	3.02%	-

Item 8.01. Other Events.

In connection with the approval of the Article Amendment Proposal and the Trust Agreement Amendment Proposal at the Adjourned Meeting, holders of 2,904,267 Public Shares exercised their right to redeem those shares for cash at an approximate price of $10.77 per share, for an aggregate of approximately $31.27 million. Following the payment of the redemptions, the Trust Account will have a balance of approximately $43.02 million and the Company will have 6,121,733 shares outstanding.

On February 3, 2025, the Company made a deposit of $150,000 (the “Extension Payment”) to the trust account to extend the period of time the Company has to consummate an initial business combination from February 6, 2025 to March 6, 2025.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to our ability to complete an initial Business Combination and other risks and uncertainties indicated from time to time in our filings with the SEC, including under the caption “Risk Factors” in the reports we file with the SEC. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Form of Director’s Certificate certifying the special resolution passed by the Company at the Extraordinary General Meeting
10.1	First Amendment to the Investment Management Trust Agreement, dated February 6, 2025, by and between Aimei Health Technology Co., Ltd and Continental Stock Transfer & Trust Company
10.2	Promissory Note, dated February 6, 2025, by and among Aimei Health Technology Co., Ltd, Aimei Health Ltd, and United Hydrogen Group Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2025

Aimei Health Technology Co., Ltd

By:	/s/ Junheng Xie
Name:	Junheng Xie
Title:	Chief Executive Officer